UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 3, 2010

AMERICAN PHYSICIANS SERVICE GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

TEXAS	001-31434	75-1458323
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 S. CAPITAL OF TEXAS HIGHWAY

SUITE C-300

AUSTIN, TEXAS 78746

(Address of Principal Executive Offices, Zip Code)

(512) 328-0888

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On November 3, 2010, American Physicians Service Group, Inc. (“APS”) received notice from the Texas Department of Insurance that it has approved the acquisition of control of APS by ProAssurance Corporation (“ProAssurance”), pursuant to the previously announced Agreement and Plan of Merger (the “Merger Agreement”), dated August 31, 2010, among APS, ProAssurance and CA Bridge Corporation, a wholly-owned subsidiary of ProAssurance (“Merger Sub”), pursuant to which Merger Sub will merge with and into APS, with APS continuing as the surviving corporation and a wholly-owned subsidiary of ProAssurance (the “Merger”).

The special meeting of shareholders to approve the Merger and adopt the Merger Agreement will be held at APS’ offices, 1301 S. Capital of Texas Highway, Suite C-300, Austin, Texas 78746, on Monday, November 29, 2010 at 1:00 p.m. local time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2010	American Physicians Service Group, Inc.
Signed: /s/ Marc J. Zimmermann
Name: Marc J. Zimmermann
Title: Chief Financial Officer